Exhibit 99.1

Bank of America Consumer Conference March 12, 2008

Forward-Looking Statements

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward-looking, such as "anticipate", "estimate", "expect", "project", "intend", "plan", "believe", "seek", "will", "may", "opportunity", "target" or other words that relate to future events, as opposed to past or current events.

Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10K for the year ended December 31, 2007 entitled "Risk factors" and "Cautionary note regarding forward-looking statements."

We cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective purchasers not to place undue reliance on the forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual and quarterly reports described above.

Disclosure on Financials in Presentation Amounts shown in this presentation, unless otherwise indicated, are for Hertz Global Holdings, Inc., (HGH), the ultimate parent company of The Hertz Corporation (THC). GAAP and non-GAAP profitability metrics for THC, the wholly owned operating subsidiary, are different from those of HGH. During 2006, the results of HGH and THC varied primarily due to the $1.0 billion loan facility on the books of HGH which was repaid with the proceeds from HGH's initial public offering. In 2007, THC had lower total expenses than HGH primarily due to $2.0 million of secondary offering costs incurred at the HGH level. Other minor differences in the various profit metrics for HGH and THC, presented on both a GAAP and non-GAAP basis, exist relating to additional audit fees and interest income relating to additional cash on hand at the HGH level.

Non-GAAP Measures and Terms

 The following non-GAAP measures and terms will be used in the presentation:

• LTM

• EBITDA

• Corporate EBITDA

• Adjusted Pre-Tax Income

• Adjusted Net Income

• Adjusted Diluted Earnings Per Share

• Net Corporate Debt

• Net Fleet Debt

• Corporate Restricted Cash

• Restricted Cash Associated

with Fleet Debt

• Levered After-Tax Cash Flow

Before Fleet Growth

• Levered After-Tax Cash Flow

After Fleet Growth

• Pro Forma (PF)

Definitions, reconciliations and importance of the non-GAAP measures are provided in the slides or in the appendices of the presentation

Key Investment Considerations

Premier global brand

Leading franchises in large, growing industries

Superior business model and strategy with successful track record

Multiple drivers of earnings growth

Robust diversified revenue growth

Significant productivity opportunities

Strong cash flow to drive delevering

Experienced management team aligned with shareholders

- Bonus metrics based on revenue growth,

profitability and return on total capital

Leading Franchises

Rent-A-Car (RAC)

Hertz Equipment Rental (HERC)

YTD 12/31/07

Revenue $6.9 billion +8.5%*

Corp. EBITDA $742 million + 13.9%*

Adj. Pre -Tax $609.1 million +29.0%*

YTD 12/31/07

Revenue $1.8 billion +5.0%*

Corp. EBITDA $834 million +9.8%*

Adj. Pre -Tax $374 million +8.2%*

#1 airport market share in U.S. and at 69 major airports in Europe

#1 worldwide general use car rental brand

#1 brand in each of the business and leisure sectors of the U.S. airport market

Approximately 8,000 locations worldwide as of 12/31/07 with over 129 million transaction days YTD 12/31/07

* Indicates growth versus YTD 12/31/06

Second largest operator in U.S. and Canada combined based on 2007 revenues(1)

One of the youngest fleets

Diversified revenue mix

376 locations worldwide as of 12/31/07

(1) Source: Company Reports

Superior Business Model

Diversified Business ...

Revenue Mix

($ in Billions)

Worldwild HERC $1.8 20%

U.S. Off-Airport $1.0 11%

International RAC $2.3 27%

U.S. Airport RAC $3.6 42%

2007 Revenue = $8.7bn

... with Consistent Growth and Profitability

Revenue

($ in Millions)

RAC HERC

CAGR = 10.0%

$5,934 $6,676 $7,469 $8,058 $8,686

$1,038 $1,162 $1,415 $1,673 $1,756

$4,888 $5,508 $6,047 $6,378 $6,921

2003 2004 2005 2006 2007

Profitability

($ in Millions)

CAGR =20.2%

$739 $992 $1,141 $1,379 $1,542

$356 $431 $587 $759 $834

$390 $574 $575 $651 $742

EBITDA - RAC Interest Expense-RAC Fleet Depreciation Expense

Corporate EBITDA

Executing On Our Strategy

Drivers

Focus on Growth

Drive Cost Efficiencies

Utilize Cash Flow to Delever

Performance Metrics

12 Months Ended

9/30/06 PF 12/31/07

Revenue $7,911 $8,686

6-8%

% Growth +8.2% +7.8%

Corp. EBITDA $1,285 $1,542

% of Revenue 16.2% 17.7% 19-21%

Adjusted

Pre-tax Income $409 $661

% of Revenue 5.2% 7.6% 10-12%

Net Corp. Debt/

2.6x

2.0x

Corp. EBITDA 3.8x

(1) "Long-Term" represents 2- 3 year period.

Hertz Consolidated Scorecard Full Year 2007

($ in Millions)

Revenues December YTD YoY Improvement

2006 YTD

2007 YTD

$8,058.4 $8,685.6 7.8%

Adjusted Pre-Tax Income $486.7 $660.7 35.8%

% of Revenues 6.0% 7.6% 1.6 PPT

Adjusted Net Income $299.7 $409.8 36.7%

% of Revenues 3.7% 4.7% 1.0 PPT

Adjusted Diluted EPS (pro forma shares) $0.92 $1.26 37.0%

Corporate EBITDA $1,378.7 $1,541.5 11.8%

% of Revenues 17.1% 17.7% 0.6 PPT

Levered After-Tax Cash Flow After Fleet Growth $284.2 $552.6 $94.4%

Key Long-Term Revenue Growth Opportunities – Worldwide RAC

Delivering over $1.4 Billion in Incremental Revenue

Off-Airport Expansion

On track to achieve above market U.S. growth with 202 new off-airport locations opened in 2007; network at 1,580 locations

Recognized supplier to over 150 of the largest 200+ U.S. insurance companies

Leisure Market Strategy

- Simply Wheelz, launched a value-priced,
leisure-oriented brand in Orlando and Spain

Selective Acquisitions and Market Expansion

Closed on 10 U.S., 1 Canadian, and 1 European licensees in 2007

Reviewing strategic opportunities

Asia

Other markets

Hourly and Monthly Rentals

- Multi-month plus revamped program offering longer length multi-month rentals with industry leading benefits

Key Long-Term Revenue Growth Opportunities - Worldwide HERC

Delivering over $600 million in Incremental Revenue

Delivering over $600 Million in Incremental Revenue

Continued development of customer and product segmentation

- Industrial, aerial, General Rental, power
generation, pumps and trench shoring

Geographic network expansion through accelerated greenfield growth

Net openings of 14 new branches in 2007

Redeploying fleet assets

Selective acquisitions and joint venture opportunities

- Reviewing strategic opportunities in Asia and other developing markets

Hertz "Under Construction"

Business Process Re-engineering

Key processes: Fleet Management, Vehicle Preparation and Cleaning, Vehicle Sales Processes, Logistics, Transportation, CMS and Maintenance

Standardizing processes and work using global best practices

Organization Restructuring and Outsourcing

- Centers of Expertise (CoE)

• Global functional areas of expertise formed

• Benchmarked against best in class operations

- Business Process Outsourcing

• 3 key areas outsourced to key global business partners

• 2 sub domain outsourcing initiatives underway

- Transitioning throughout 2008 and 2009

Global Supply Chain Development

All procurement aligned and controlled to achieve cost savings

$1.7B in non-fleet procurement and $6.8B in U.S. fleet procurement

- State of the art processes being applied; standardizing processes, contracts and work

Continuous/Ongoing Improvements — estimated savings of $800M

Deliver investment in our future/offset ongoing inflation and improve adjusted pre-tax margin, over time, to 10-12%

$250M expected in 2008

Hertz Reinvestment Strategy

Incremental Investments to Become a "Better and Better" Hertz

Our Brand

Advertising - "Love the Road"

NeverLost Expansion and Enhancement

Green Collection Promotion

Simply Wheelz Pilot in Orlando and Spain

Incremental Spending FY 2007

$25 Million

Our Operations

$20 Million

New Locations - HERC, RAC Upgrades - Facilities, Service Areas Contribution Management System Website and Infrastructure

Our People

$20 Million

Training- HIP, Restructuring, Project Management

 Improved internal communications

New European organization July 1st

Enhanced benefits- U.S. vacation, tuition reimbursement

Total Incremental Investment

$65 Million

Strong Capital Structure and Liquidity Position

Leverage

Liquidity

($ in Millions)

As of December 31, 2007

Net Fleet Debt $6,584

Net Corporate Debt 3,486

YTD Corporate EBITDA $1,542

Total Net Debt/EBITDA $3,985

Total Net Debt $10,569

YTD EBITDA $3.0 x

Net Corp. Debt/Corp. EBITDA 2.6 x

As of December 31, 2007

Cash- CorporateCash(1) $818

Unfunded Corporate Liquidity $1,578

Total Corporate Liquidity $2,396

Fleet Financing Availability(1)* $3,357

$5,753

Total Liquidity

Ample liquidity to fund growth and meet upcoming debt service

(1) Includes restricted cash.

* Subject to borrowing base availability.

Worldwide RAC 14

Large Market with Attractive Growth

2007 Total Global Market = $33+B

Source: Estimate based on Auto Rental News, Mintel and Euromonitor International

Current Industry Trends

Soft Q4 pricing based on industry over capacity

- Hertz Q4 RPD down 2.3%

Moderating 2008 fleet costs with adequate supply

Industry moving to at-risk fleet

Stable U.S. used-vehicle market

Industry focused on structural cost reduction

Long-term Industry Trends

Annual Growth

Transaction Days +2-4%

Rental Revenue Per Day +2%
Other Revenue +1%

Total Market +5%

Source: Company estimates for forward five-year period

Long-Term Market Leader

U.S. Airport Market Share

2007 Market Size = ~ $10.8B

30% 28.7% Hertz 27.9%

25% 26.0% Vanguard(a) 19.5%

20% 22.3% Avis 19.9%

15% 11.8% Budget 10.4%

10% 8.8% Dollar/Thrifty 11.6%

5% Others 2.4%

0% 1.4% Enterprise 8.3%

2000 2001 2002 2003 2004 2005 2006 Sept’07 YTD*

Source: Airport authorities (a) Includes National and Alamo * 100% of airports reporting

U.S. Airport Share Gap

vs. Vanguard(a)

vs. Avis

6.4PPT 8.0PPT 2.7PPT 8.4PPT

2000 Sept YTD* 2000 Sept YTD*

Source: Airport authorities

Europe Airport Market Share

2007 Market Size = $5.5B

Europcar 23% Hertz 24.5 Avis Europe 22% Others 8% National 10% Sixt 12.5%

Sources: Western

Europe market size - Euromonitor International;

Market share: Airport authorities & company estimates for countries where Hertz has corporate operations

Highly Differentiated, Leading Brand Strategy

Hertz

- **Affiliated customer strategy**
  - Over 80% of revenues from affiliated business
    - 70+ travel partnerships

Expedia.com.eu AAA Marriott American Express UNITED Harrah's RYANAIR AIR CANADA

- **Strong corporate account relationships**

GE IBM

- **Leading loyalty program**
- **Increasing popular car collections (Green, Fun, Prestige, Motorbikes)**
- **Product differentiation and best-in-class service driving premium pricing**

Brand Differentiation

June 2007

"Which one car rental company is best overall?"



27%
16%
10%
10%
9%
8%
Hertz
Avis
Enterprise
Budget
National
Alamo

Source: June 2007 Car Rental Tracking Study conducted among over 600 airport renters by an independent third party research company. Percentages reflect average of business and leisure responses.

YTD 12/31/07 Corp. EBITDA Margins



10.7%
6.6%
6.1%
WW RAC Hertz
Avis/Budget
Dollar/Thrifty

17

Flexible Fleet Dynamics

Hertz

Global Fleet Supplier Diversity

Lower concentration of top suppliers than many major competitors


Volkswagen
3%
Peugeot
4%
Fiat
4%
Kia
4%
Hyundai
4%
Chrysler
4%
Mazda
5%
Other
11%
GM
23%
Ford
25%
Toyota
13%

Note: Represents purchases for YTD 12/31/07

U.S. RAC Model Year Economics

	2007 Impact	2008 Estimate
Model Year Cost Inflation	~15%	~ 4-6%
Process, Mix & Structural Changes	~(12%)	~2%
Net Cost Inflation	~3%	~2-4%

U.S. RAC Risk Fleet

	2005	2006	2007
Risk %*	31%	51%	72%

- **Residual values range from 75% to 78% of Hertz's first cost during the last 3 years**

* Total Units at Year End

18

U.S. Volume/Pricing Trends in Line with Growth Strategy

Transaction Days

Continued growth of transaction days

- 3.8% in 2007 vs. 2006

U.S. Off-Airport transaction days grew at a strong pace outperforming airport

- 10.6% in 2007 vs. 2006

U.S. online transactions days grew 13% in 2007 vs. 2006

Pricing

Maintained price leadership position

FY 2007 Hertz RPD -0.4% YOY

- Corporate renewals averaged 3.2% increase

Trends impacting Q4 and current environment

- Industry-wide overfleeting now improved

- Slower enplanement growth

Profitable channel mix changes impact pricing (average RPD)

- Off-Airport: Lower RPD for longer rental

life insurance replacement rentals

- Online: Lower RPD for leisure rentals booked

online which have lower transaction costs

2007 U.S. RAC adjusted pre-tax margin improved 110 bps YOY as a result of transaction day growth and lower damage, labor and transaction costs

Worldwide HERC 20

Large Market with Attractive Growth

Large, fragmented industry with long-term growth characteristics

– Contracting construction growth mitigated by strength in industrial and fragmented sectors

Cyclical growth: 4 to 5 years into what historically has been a 9 to 10 year expansion cycle

 Increased propensity to rent by end users

2007 U.S. Total Market Size = $38B

Others 81% URI 7% HERC 4% RSC 4% Sunbelt 4%

U.S. Equipment Rental Industry Revenue

($ in Billions)

1991-2000 2000-2003 2003-2007E

CAGR = 13.5% CAGR = (1.2)% CAGR = 12.0%

$8 $10 $11 $12 $13 $14 $16 $18 $21 $24 $25 $25 $24 $24 $27 $29 $35 $38

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2003 2004 2005 2006 2007E

Source: Rental Equipment Register, Manfredi & Associates

U.S. Secular Growth: Rental Penetration

5-10% 10-20% 20-30% 30-40% 40-50%

1990 1995 2000 2005 2015E

Rental as % of Equipment Market

Source: Rental Equipment Register, Manfredi & Associates

Diversified End Markets with Profitable Growth Opportunities

Hertz

YTD 12/31/07 Revenue Diversification

North American Revenue Sources

Residential Construction

20%

Industrial

30%

Engineering Svcs/Gov't/ Other

3%

47%

Non-Residential Construction

12/31/07

HERC Geographic Diversity

15% South-western

12% Western

13% North-western

13% Northeastern

11% Florida

10% South-eastern

12% 14% Europe Canada

12/31/07

Executing on Plan: Moving towards a 25% industrial goal while maintaining geographic diversity

HERC: World Class Operator in Equipment Rental Industry

 Broad geographic footprint

Industry-leading salesforce automation and strong national account base

 End-user and product diversification mitigates reliance on construction activity

- Aerial, pumps, power generation, General Rental, and on site plant services

Note: Data as of 12/31/07 last available 12 months, except Sunbelt (as of 1/31/08) as per company reports.

(1) Corporate EBITDA for HERC and EBITDA for URI and Sunbelt, adjusted EBITDA for RSC; Revenue and EBITDA figures excludes gain on sale of used equipment.

‘04-‘07 Rental Revenue CAGR

Average Fleet Age

(In Months)

YTD EBITDA Margin (1)

* Based on 282 stores

YTD Revenue per Store

Wrap Up Questions & Answers 24

Key Investment Considerations

Premier global brand

Leading franchises in large, growing industries

Superior business model and strategy with successful track record

Multiple drivers of earnings growth

Robust diversified revenue growth

Significant productivity opportunities

Strong cash flow to drive delevering

Experienced management team aligned with shareholders

Bonus metrics based on revenue growth,
profitability and return on total capital

Financial Overview Appendices 26

Financial Profile

• Significant growth opportunities Long-Term Growth Target

- Revenue +6-8%

- Corporate EBITDA + 10-12%

- Adjusted pre-tax income +18-20%

• Strong balance sheet and liquidity profile

- Flexible capital structure

- Ample liquidity to support growth

• Attractive free cash flow (levered after-tax cash flow before and after fleet growth)

Hertz has a history of executing on its plans!

Strong Financial Performance

Historical

RAC HERC

Revenue

($ in Millions)

CARG = 10.0%

$5,934 $6,676 $7,469 $8,058 $8,686

$1,038 $1,162 $1,415 $1,673 $1,756

$4,888 $5,508 $6,047 $6,378 $6,921

2003 2004 2005 2006 2007

Corporate EBITDA

($ in Millions)

CAGR = 20.2%

$739 $992 $1,141 $1,379 $1,542

$356 $431 $587 $759 $834

$390 $574 $575 $651 $742

2003(1) 2004(1) 2005 PF 2006 2007

(1) Represents EBITDA - RAC interest expense - RAC fleet depreciation expense.

Generating Cash Flow

• Significant cash flow available to pay down Corporate Debt

• Improvements due primarily to incremental Corporate EBITDA and improved working capital

12 Months Ended

12/31/2006 12/31/07 Change

($ in Millions) Corporate EBITDA

$1,378.7 $1,541.5 $162.8

Corporate Net Cash Interest (430.3) (399.6) 30.7

Equipment Rental Maintenance Capital Expenditures, Net (236.5) (272.8) (36.3)

Non-Fleet Capital Expenditures, Net (175.3) (154.6) 20.7

Corporate Cash Taxes (33.6) (28.3) 5.3

Changes in Working Capital 15.3 283.6 268.3

Changes in Other Assets/Liabilities (87.4) (127.5) (40.1)

Levered After-Tax Cash Flow Before Fleet Growth* 430.9 842.3 411.4

Equipment Rental Fleet Growth Capital Expenditures (392.9) (281.8) 111.1

Car Rental Net Fleet Equity Requirement 246.2 (79) (254.1)

Levered After-Tax Cash Flow After Fleet Growth* $284.2 $552.6 $268.4

Percent of Revenue 3.5% 6.4% 2.9PP

Key Definitions

LTM Results for the twelve months ended LTM 9/30/06 based on the 4th quarter 2005 results for The Hertz Corporation and nine months ended September 30, 2006 results for Hertz Holdings.

EBITDA* Earnings before interest expense, taxes, depreciation and amortization,

Corporate EBITDA* Earnings before net interest expense (other than interest expense relating to certain car rental fleet financing), income taxes, depreciation (other than depreciation related to the car rental fleet), amortization and certain other items specified in the credit agreements governing the Company's credit facilities. For the purposes of consistency, the company has revised its calculation of Corporate EDITDA for 2005 and 2006 so that the identified extraordinary, unusual or non-recurring gains and losses are consistent with those used in the Company's calculation of adjusted pre-tax income.

Adjusted Pre-Tax

Income* Income before income taxes and minority interest plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization of debt financing costs and debt discounts, unrealized transaction gains (losses) on Euro-denominated debt (through September 30,2006) and certain one-time charges and non-operational items.

 Adjusted Net Income* Adjusted pre-tax income less a provision for income taxes derived utilizing a normalized income tax rate and minority interest.

Adjusted Diluted Earnings Per Share* Calculated as adjusted net income divided by the pro forma post-IPO number of shares outstanding.

Net Corporate Debt* Total debt excluding fleet debt less cash and equivalents and corporate restricted cash.

* "EBITDA", "Corporate EBITDA", "Adjusted Pre-Tax Income". "Adjusted Net Income", "Adjusted Diluted Earnings Per Share", "Net Corporate Debt", "Net Fleet Debt", "Corporate Restricted Cash", "Restricted Cash Associated with Fleet Debt", "Levered After Tax Cash Flow Before Fleet Growth" and "Levered After-Tax Cash Flow After Fleet Growth" are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

Key Definitions

Net Fleet Debt* Fleet debt (U.S. ABS Fleet Debt, the Fleet Financing Facility, the International Fleet Debt Facilities, capital lease financings relating to revenue earning equipment that are outside the International Fleet Debt Facilities, the Belgian Fleet Financing Facility, the Brazilian Fleet Financing Facility, the Canadian Fleet Financing Facility, the U.K. Leveraged Financing Facility and the pre-Acquisition ABS Notes) less restricted cash associated with fleet debt.

Corporate Restricted Cash* Total restricted cash includes cash and equivalents that are not readily available for our normal disbursements, Total restricted cash and equivalents are restricted for the acquisition of vehicles and other specified uses under our Fleet Debt programs, our like-kind exchange programs and to satisfy certain of our self insurance regulatory reserve requirements. Corporate restricted cash is calculated as total restricted cash less restricted cash associated with fleet debt.

Restricted Cash Associated with Fleet Debt* Total restricted cash includes cash and equivalents that are not readily available for our normal disbursements. Restricted cash associated with fleet debt is restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt programs and our car rental like-kind exchange program.

Levered After-Tax Cash Flow Before Fleet Growth* Corporate EBITDA less equipment rental fleet depreciation including gain (loss) on sale, non-fleet capital expenditures, net of non-fleet disposals, plus changes in working capital (accounts receivable, inventories, prepaid expenses, accounts payable and accrued liabilities), and changes in other assets and liabilities (including public liability and property damage, U.S. pension liability, other assets and liabilities, equity and minority interest) less corporate net cash interest and corporate cash taxes.

Levered After-Tax Cash Flow After Fleet Growth* Levered After-Tax Cash Flow Before Fleet Growth less equipment rental fleet growth capital expenditures and less gross car rental fleet growth capital expenditures plus car rental fleet financing.

Corporate Net Cash Interest (used in the calculation of Levered After-Tax Cash Flow Before Fleet Growth) Corporate net cash interest represents total interest expense, net of total interest income, less car rental fleet interest expense, net of car rental fleet interest income, and non-cash corporate interest charges, Non-cash corporate interest charges represent the amortization of corporate debt financing costs and corporate debt discounts.

Corporate Cash Taxes (used in the calculation of Levered After-Tax Cash Flow Before Fleet Growth) Corporate cash taxes represents cash paid by the Company during the period for income taxes.

Pro Forma (PF) Pro forma metrics give effect to the Company's new capital structure as if the debt associated with the acquisition of the Company on December 21, 2005 and related purchase accounting adjustments had occurred on January 1, 2005.

"EBITDA," "Corporate EBITDA", "Adjusted Pre-Tax Income", "Adjusted Net Income". "Adjusted Diluted Earnings Per Share", "Net Corporate Debt", "Net Fleet Debt", "Corporate Restricted Cash", "Restricted Cash Associated with Fleet Debt". "Levered After Tax Cash Flow Before Fleet Growth" and "Levered After-Tax Cash Flow After Fleet Growth" are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

Key Profitability Metrics

 Adjusted Pre-Tax Income (by Segment)

Excludes:

Non-cash effects of purchase accounting

Amortization of deferred financing fees/debt discount

Other one-time or non-operational items (e.g., restructuring charges and vacation accrual adjustment)

 Corporate EBITDA (by Segment)

Calculated as:

EBITDA - RAC vehicle depreciation - RAC vehicle interest expense + non-cash expenses and charges + extraordinary, unusual or non-recurring gains and losses

Adjusted Net Income (by Segment)

- Tax-affected adjusted pre-tax income less minority interest

Build-Up of Key Profitability Metrics

YTD 12/31/07

Corporate EBITDA

 ($ in Millions)

EBITDA $ 3,485.6

(-) RAC fleet depreciation (1,695.4)

(-) RAC fleet Interest (427.8)

(+) Non-cash expenses & charges 102.2

(+) Extraordinary, unusual or non-

recurring gains and losses 76.9

 Corporate EBITDA $ 1,541.5

YTD 12/31/07 Adjusted Pre-Tax

and Adjusted Net Income

 ($ in Millions)

Income before income taxes and minority interest $ 386.8

Adjustments (reflect non-GAAP measures):

Purchase accounting Non-cash debt 95.2

charges Restructuring charges 105.9

Management transition costs 96.4

Vacation accrual adjustment 15.0

Other* (36.5)

 (2.1)

Subtotal of adjustments 273.9

Adjusted Pre-Tax Income $ 660.7

Income taxes and minority interest (250.9)

Adjusted Net Income $ 409.8

* Includes unrealized gain on derivative, partly offset by secondary offering costs.

Hertz Debt Structure at 12/31/07

"RAC FleetCo"

“Corporate”

Fleet Depreciation + Fleet Interest

Use of Vehicles

($ in millions)

Assets:

RAC Fleet Value $ 7,610

Fleet Receivables 702

Cash(1) 573

Total $ 8,885

Fleet Debt:

U.S. ABS & Fleet Financing $ 4,774

International Fleet Debt 1,912

Other International Facilities 471

Total Fleet $ 7,157

Equity Loan-to- $ 1,728

Value 81%

Assets:

All other assets of Hertz, including

the HERC Fleet

 Net Corporate Debt:

ABL/Term Loan $ 1,555

Bonds 3,248

Less: Cash(2) (818)

Total $ 3,985

As of 12/31/07

(1) Restricted Cash Associated with Fleet Debt

(2) Cash and Equivalents, plus Corporate Restricted Cash

Non-GAAP Reconciliations

($ in Millions)

EBITDA Less RAC Interest Expense and RAC Fleet Depreciation Expense

	2003	2004
Car Rental		
Income before income taxes and minority interest	$ 278.7	$ 437.7
Depreciation and amortization	1,369.7	1,365.3
Interest, net of interest income	271.8	305.0
EBITDA	1,920.2	2,108.0
Adjustments:		
Car rental interest expense, net of interest income	(271.8)	(305.0)
Car rental fleet depreciation	(1,258.3)	(1,228.6)
EBITDA less RAC interest expense and fleet depreciation expense	$ 390.1	$ 574.4
Equipment Rental		
Income (loss) before income taxes and minority interest	$ (21.8)	$ 87.8
Depreciation	301.3	271.4
Amortization	0.6	-
Interest, net of interest income	75.8	72.0
EBITDA	$ 355.9	$ 431.2
Corporate and Other		
Loss before income taxes and minority interest	$ (19.4)	$ (22.9)
Depreciation and amortization	4.5	4.8
Interest, net of interest income	7.4	7.4
Minority interest	-	(3.2)
EBITDA	$ (7.5)	$ (13.9)
Consolidated		
Income before income taxes and minority interest	$ 237.5	$ 502.6
Depreciation and amortization	1,676.1	1,641.5
Interest, net of interest income	355.0	384.4
Minority interest	-	(3.2)
EBITDA	2,268.6	2,525.3
Adjustments		
Car rental interest expense, net of interest income	(271.8)	(305.0)
Car rental fleet depreciation	(1,258.3)	(1,228.6)
EBITDA less RAC interest expense and fleet depreciation expense	$ 738.5	$ 991.7

35

Non-GAAP Reconciliations

($ in Millions)

Corporate EBITDA

 3 Months Ended

 LTM 9 Months Ended

 Sept. 30, Dec. 31,

 Sept. 30,

 2006 PF 2006 Combined

Car Rental 2005 PF

Income before income taxes and minority interest $ 318.4 $ 283.1 $ 35.3

Depreciation and amortization Interest, net 1,641.9 1,246.4 396.5 of interest income 428.9 323.2 105.7

EBITDA 2,389.2 1,851.7 537.5

Adjustments: (404.5) (304.1) (100.4)

Car rental fleet interest

 (1,464.6) (1,110.1) (354.5)

Car rental fleet depreciation 80.5 56.8 23.7

Non-cash expenses and charges (0.9) - -

Non-cash expenses and charges adjustment to arrive at LTM*

Corporate EBITDA $599.7 $ 494.3 $ 106.3

 $246.6 $ 190.3 $ 56.3

Equipment Rental

 339.1 127.6 255.7 83.4

Income before income taxes and minority interest 101.3 26.3

Depreciation and amortization

Interest, net of interest income

EBITDA 713.3 547.3 166.0

Adjustments: 0.7 - 0.7

Non-cash expenses and charges 0.4 - -

Non-cash expenses and charges adjustment to arrive at LTM*

Corporate EBITDA $714.4 $547.3 $ 166.7

 $(400.1) $(315.5) $(84.6)

Corporate and Other 4.6

 6.1 1.5

Loss before income taxes and minority interest 322.7 248.1 74.6

Depreciation and amortization (12.3)

 (15.5) (3.2)

Interest, net of interest income”

Minority Interest

 (86.8) (75.1) (11.7)

EBITDA

Adjustments: 59.0 45.8 13.2

Non-cash expenses and charges (2.8) - -

Non-cash expenses and charges adjustment to arrive at LTM* (1.2) (1.2) -

Extraordinary, unusual or non-recurring gains and losses 2.5 2.5 -

Sponsors’ fees

Corporate EBITDA $(29.3) $(28.0) $ 1.5

 $ 164.9 $ 157.9 $ 7.0

Consolidated 1,987.1 1,505.7 481.4

Income before income taxes and minority interest 879.2 672.6 206.6

Depreciation and amortization (15.5) (12.3) (3.2)

Interest, net of interest income”

Minority Interest

 3,015.7 2,323.9 691.8

EBITDA

 (404.5) (304.1) (100.4)

Adjustments:

Car rental fleet interest Car (1,464.6) (1,110.1) (354.5)

rental fleet depreciation 140.2 102.6 37.6

Non-cash expenses and charges (3.3) - -

 (1.2) (1.2) -

Non-cash expenses and charges adjustment to arrive at LTM* -

 2.5 2.5

Extraordinary, unusual or non-recurring gains and losses

Sponsors’ fees Corporate EBITDA $1,284.8 $1,013.6 $ 274.5

* Adjustment to arrive at LTM September 30,2006 PF total non-cash expenses and charges.

Non-GAAP Reconciliations

($ in Millions)

Corporate EBITDA

	Year Ended December 31,		
	Combined 2005 PF	2006	2007
Car Rental			
Income before income taxes and minority interest	$ 291.6	$ 373.5	$ 468.6
Depreciation and amortization	1,551.9	1,659.9	1,856.6
Interest, net of interest income	421.0	424.1	436.8
EBITDA	2,264.5	2,457.5	2,762.0
Adjustments:			
Car rental fleet interest	(406.9)	(400.0)	(427.8)
Car rental fleet depreciation	(1,381.5)	(1,479.6)	(1,695.4)
Non-cash expenses and charges	94.9	73.0	64.2
Extraordinary, unusual or non-recurring gains and losses	4.0	-	38.7
Corporate EBITDA	$ 575.0	$ 650.9	$ 741.7
Equipment Rental			
Income before income taxes and minority interest	$ 173.3	$ 269.5	$ 308.5
Depreciation and amortization	321.4	350.3	380.6
Interest, net of interest income	91.7	140.0	146.3
EBITDA	586.4	759.8	835.4
Adjustments:			
Non-cash expenses and charges	1.0	(0.4)	2.7
Extraordinary, unusual or non-recurring gains and losses	-	-	(4.0)
Corporate EBITDA	$ 587.4	$ 759.4	$ 834.1
Corporate and Other			
Loss before income taxes and minority interest	$ (335.2)	$ (442.4)	$ (390.3)
Depreciation and amortization	5.5	5.9	5.9
Interest, net of interest income	310.9	336.6	292.3
Minority Interest	(12.6)	(16.7)	(19.7)
EBITDA	(31.4)	(116.6)	(111.8)
Adjustments:			
Non-cash expenses and charges	10.3	58.0	35.3
Extraordinary, unusual or non-recurring gains and losses	-	23.8	42.2
Sponsors' fees	-	3.2	-
Corporate EBITDA	$ (21.1)	$ (31.6)	$ (34.3)
Consolidated			
Income before income taxes and minority interest	$ 129.7	$ 200.6	$ 386.8
Depreciation and amortization	1,878.8	2,016.1	2,243.1
Interest, net of interest income	823.6	900.7	875.4
Minority Interest	(12.6)	(16.7)	(19.7)
EBITDA	2,819.5	3,100.7	3,485.6
Adjustments:			
Car rental fleet interest	(406.9)	(400.0)	(427.8)
Car rental fleet depreciation	(1,381.5)	(1,479.6)	(1,695.4)
Non-cash expenses and charges	106.2	130.6	102.2
Extraordinary, unusual or non-recurring gains and losses	4.0	23.8	76.9
Sponsors' fees	-	3.2	-
Corporate EBITDA	$ 1,141.3	$ 1,378.7	$ 1,541.5

Hertz

37

Non-GAAP Reconciliations

($ in Millions)

Adjusted Pre-Tax Income (Loss)

	LTM Sept. 30, 2006 PF	9 Months Ended Sept. 30, 2006	3 Months Ended Dec. 31, Combined 2005 PF
Car Rental			
Income before income taxes and minority interest	$ 318.4	$ 283.1	$ 35.3
Adjustments:			
Purchase accounting	22.7	17.1	5.6
Non-cash debt charges	79.7	58.9	20.8
Adjusted pre-tax income	420.8	359.1	61.7
Assumed provision for income taxes of 35%	(147.3)	(125.7)	(21.6)
Adjusted net income	$ 273.5	$ 233.4	$ 40.1
Equipment Rental			
Income before income taxes and minority interest	$ 246.6	$ 190.3	$ 56.3
Adjustments:			
Purchase accounting	63.0	45.8	17.2
Non-cash debt charges	9.1	8.9	0.2
Adjusted pre-tax income	318.7	245.0	73.7
Assumed provision for income taxes of 35%	(111.5)	(85.7)	(25.8)
Adjusted net income	$ 207.2	$ 159.3	$ 47.9
Corporate and Other			
Loss before income taxes and minority interest	$ (400.1)	$ (315.5)	$ (84.6)
Adjustments:			
Purchase accounting	1.9	1.5	0.4
Non-cash debt charges	15.3	9.0	6.3
Unrealized transaction loss (gain) on Euro-denominated debt	16.4	19.2	(2.8)
Interest on HGH debt	23.8	23.8	-
Management transition costs	5.4	5.4	-
Gain on sale of swap derivative	(6.6)	(6.6)	-
Stock purchase compensation charge	13.3	13.3	-
Adjusted pre-tax loss	(330.6)	(249.9)	(80.7)
Assumed benefit for income taxes of 35%	115.8	87.5	28.3
Minority interest	(15.5)	(12.3)	(3.2)
Adjusted net loss	$ (230.3)	$ (174.7)	$ (55.6)
Consolidated			
Income before income taxes and minority interest	$ 164.9	$ 157.9	$ 7.0
Adjustments:			
Purchase accounting	87.6	64.4	23.2
Non-cash debt charges	104.1	76.8	27.3
Unrealized transaction loss (gain) on Euro-denominated debt	16.4	19.2	(2.8)
Interest on HGH debt	23.8	23.8	-
Management transition costs	5.4	5.4	-
Gain on sale of swap derivative	(6.6)	(6.6)	-
Stock purchase compensation charge	13.3	13.3	-
Adjusted pre-tax income	408.9	354.2	54.7
Assumed provision for income taxes of 35%	(143.0)	(123.9)	(19.1)
Minority interest	(15.5)	(12.3)	(3.2)
Adjusted net income	$ 250.4	$ 218.0	$ 32.4
Pro forma post-IPO diluted number of shares outstanding	324.8	324.8	324.8
Adjusted diluted earnings per share	$ 0.77	$ 0.67	$ 0.10

Hertz

38

Non-GAAP Reconciliations

($ in Millions)

Adjusted Pre-Tax Income

	Year Ended December 31, 2006	Year Ended December 31, 2007
Car Rental		
Income before income taxes and minority interest	$ 373.5	$ 468.6
Adjustments:		
Purchase accounting	23.8	35.3
Non-cash debt charges	75.0	66.5
Restructuring charges	-	64.5
Vacation accrual adjustment	-	(25.8)
Adjusted pre-tax income	472.3	609.1
Assumed provision for income taxes of 35%	(165.3)	(213.2)
Adjusted net income	$ 307.0	$ 395.9
Equipment Rental		
Income before income taxes and minority interest	$ 269.5	$ 308.5
Adjustments:		
Purchase accounting	64.7	58.1
Non-cash debt charges	11.3	11.2
Restructuring charges	-	4.9
Vacation accrual adjustment	-	(8.9)
Adjusted pre-tax income	345.5	373.8
Assumed provision for income taxes of 35%	(120.9)	(130.8)
Adjusted net income	$ 224.6	$ 243.0
Corporate and Other		
Loss before income taxes and minority interest	$ (442.4)	$ (390.3)
Adjustments:		
Purchase accounting	1.9	1.8
Non-cash debt charges	13.2	28.2
Restructuring charges	-	27.0
Vacation accrual adjustment	-	(1.8)
Unrealized transaction loss on Euro-denominated debt	19.2	-
Interest on HGH debt	39.9	-
Management transition costs	9.8	15.0
Gain on sale of swap derivative	(1.0)	-
Unrealized gain on derivative	-	(4.1)
Secondary offering costs	-	2.0
Stock purchase compensation charge	13.3	-
Sponsor termination fee	15.0	-
Adjusted pre-tax loss	(331.1)	(322.2)
Assumed benefit for income taxes of 35%	115.9	112.8
Minority interest	(16.7)	(19.7)
Adjusted net loss	$ (231.9)	$ (229.1)
Consolidated		
Income before income taxes and minority interest	$ 200.6	$ 386.8
Adjustments:		
Purchase accounting	90.4	95.2
Non-cash debt charges	99.5	105.9
Restructuring charges	-	96.4
Vacation accrual adjustment	-	(36.5)
Unrealized transaction loss on Euro-denominated debt	19.2	-
Interest on HGH debt	39.9	-
Management transition costs	9.8	15.0
Gain on sale of swap derivative	(1.0)	-
Unrealized gain on derivative	-	(4.1)
Secondary offering costs	-	2.0
Stock purchase compensation charge	13.3	-
Sponsor termination fee	15.0	-
Adjusted pre-tax income	486.7	660.7
Assumed provision for income taxes of 35%	(170.3)	(231.2)
Minority interest	(16.7)	(19.7)
Adjusted net income	$ 299.7	$ 409.8
Pro forma post-IPO diluted number of shares outstanding	324.8	324.8
Adjusted diluted earnings per share	$ 0.92	$ 1.26

39

Non-GAAP Reconciliations

($ in Millions)

Net Corporate Debt and Net Fleet Debt

	As of September 30, 2006	As of December 31, 2006	As of December 31, 2007
Corporate Debt			
Debt, less:	$ 12,959.3	$ 12,276.2	$ 11,960.1
U.S. Fleet Debt and Pre-Acquisition Notes	4,969.1	4,845.2	4,603.5
International Fleet Debt	2,438.6	1,987.8	1,912.4
Fleet Financing Facility	121.8	165.9	170.4
U.K. Leveraged Financing	-	-	222.7
Canadian Fleet Financing Facility	-	-	155.4
Other International Facilities	-	-	92.9
Fleet Debt	$ 7,529.5	$ 6,998.9	$ 7,157.3
Corporate Debt	$ 5,429.8	$ 5,277.3	$ 4,802.8
Corporate Restricted Cash			
Restricted Cash, less:	$ 640.6	$ 552.5	$ 661.0
Restricted Cash Associated with Fleet Debt	(577.1)	(487.0)	(573.1)
Corporate Restricted Cash	$ 63.5	$ 65.5	$ 87.9
Net Corporate Debt			
Corporate Debt, less:	$ 5,429.8	$ 5,277.3	$ 4,802.8
Cash and Equivalents	(440.7)	(674.5)	(730.2)
Corporate Restricted Cash	(63.5)	(65.5)	(87.9)
Net Corporate Debt	$ 4,925.6	$ 4,537.3	$ 3,984.7
Net Fleet Debt			
Fleet Debt, less:	$ 7,529.5	$ 6,998.9	$ 7,157.3
Restricted Cash Associated with Fleet Debt	(577.1)	(487.0)	(573.1)
Net Fleet Debt	$ 6,952.4	$ 6,511.9	$ 6,584.2

* Total debt as of September 30, 2006 excludes Hertz Holdings Loan Facility of $996 million, net of a $4 million discount.

Hertz

40

Importance of Non-GAAP Measures

 EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity.

, Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz's senior credit facilities.

, Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz's annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors.

 Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies.

, EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz's operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz's financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities.

Importance of Non-GAAP Measures

 Adjusted Pre-Tax Income is the Company's measure of segment profitability and is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors.

 Adjusted Net Income is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects of purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors.

 Adjusted Diluted Earnings Per Share is important to management and investors because it represents a measure of our operational performance exclusive of the effects of purchase accounting adjustments, one-time charges and items that are not operational in nature or comparable to those of our competitors. Utilizing the pro forma post-IPO number of shares outstanding is important to management and investors because it represents a measure of our earnings per share as if the effects of the initial public offering were applicable to all periods.

 Net Corporate Debt and Net Fleet Debt are important statistics to management and rating agencies as they help measure the Company's leverage. Net Corporate Debt also assists in the evaluation of the Company's ability to service its non-fleet-related debt without reference to the expense associated with the fleet debt, which is fully collateralized by assets not available to lenders under the non-fleet debt facilities.

 Levered After-Tax Cash Flow Before Fleet Growth is important to management and investors as it represents the funds available to grow our fleet or reduce our debt.

 Levered After-Tax Cash Flow After Fleet Growth is important to management and investors as it represents the funds available for the reduction of corporate debt.